UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2010

PET DRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51596	56-2517815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360
Brentwood, Tennessee 37027
(Address of Principal Executive Offices, Zip Code)

(615) 369-1914
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of
                      Listing.

On September 15, 2010, Pet DRx Corporation (the “Company”) received a Nasdaq Staff Determination letter notifying the Company that it will be delisted from The Nasdaq Stock Market and Nasdaq will suspend trading of the Company’s securities effective at the open of trading on September 16, 2010 due to the Company’s continued failure to (i) meet the Nasdaq Capital Market’s minimum bid price for continued listing set forth in Nasdaq Marketplace Rule 5550(a)(2), (ii) maintain the Nasdaq Capital Market’s minimum stockholders’ equity for continued listing set forth in Nasdaq Marketplace Rule 5550(b)(1), and (iii) maintain an audit committee of three independent directors as required by Nasdaq Marketplace Rule 5605(c)(2)(A).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2010                                                               PET DRX CORPORATION

By:           /s/ Dawn Olsen
Name:     Dawn Olsen
Title:       Principle Financial Officer and Principle
        Executive Officer

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